UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2014

ATHENS BANCSHARES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-34534	27-0920126
(State or Other Jurisdiction) of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

106 Washington Avenue, Athens, Tennessee	37303
(Address of Principal Executive Offices)	(Zip Code)

(423) 745-1111
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition

On January 31, 2014, Athens Bancshares Corporation (the “Company”), the holding company for Athens Federal Community Bank, announced its financial results for the quarter and year ended December 31, 2013.  The press release announcing financial results for the quarter and year ended December 31, 2013 is furnished as Exhibit 99.1 herewith.

Item 8.01                      Other Events

On January 30, 2014, the Company issued a press release announcing that its annual meeting of stockholders will be held on May 21, 2014.  The press release announcing the date of the annual meeting is included as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)                      Exhibits.

Number                                Description

99.1                                Press release dated January 31, 2014

99.2                                Press release dated January 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHENS BANCSHARES CORPORATION

Date: February 3, 2014	By: /s/ Michael R. Hutsell
Michael R. Hutsell
Treasurer and Chief Financial Officer